--------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Graphic Omitted]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet*

--------------------------------------------------------------------------------


                                                                     New England
                                                                 Adjustable Rate
                                                            U.S. Government Fund


                                                               [Graphic Omitted]


------------------------------
June 30, 1997
------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     August 1997
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Spurred by bright economic prospects, the broader U.S. stock market continued its record run during the first half of the year, experiencing only short-lived setbacks along the way. These fresh gains come on top of significant increases in 1995 and 1996, leaving many investors wary of what might come next. Bond markets, meanwhile, contended with some volatility in interest rates, but have been relatively stable this year.

Building a portfolio for variable markets
Investors should not abandon well-conceived financial programs for fear of a down market. Whether today's market levels are excessive -- only hindsight will tell. So you should remain patient and realistic, alert to the possibility of periodic market declines. Consultation with your financial representative should be a regular part of your planning. Your representative can help you take prudent steps to adjust your portfolio, whatever the next trend may bring.

Strategic initiatives deliver shareholder benefits
Four years ago New England Funds embarked on a new strategic direction. Expressed in our corporate slogan Where The Best Minds Meet(R), this new thrust has meant improved performance for many of our funds, award-winning service and a host of behind-the-scenes enhancements designed to help our shareholders and their financial representatives.

Our sights, like yours, are focused on the long term. At the same time, we work to enhance service every day. We also keep a disciplined eye on the performance that each fund manager achieves. Through these persistent efforts we're convinced we'll merit your continued commitment and loyalty. Thank you for your confidence in New England Funds.

Sincerely,


/s/ Henry L.P. Schmelzer
--------------------------------------
Henry L.P. Schmelzer, President

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------


AWARD-WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
QUALITY
TESTED SERVICE
1996

DALBAR
HONORS COMMITMENT TO:
INVESTORS


For two years running we're proud to announce that DALBAR, an independent evaluator of mutual fund service, has awarded New England Funds its Quality Tested Service Seal for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to earn this distinction in each of the last two years -- another reason why we are becoming known as the mutual fund company Where The Best Minds Meet.


INVESTMENT RESULTS THROUGH JUNE 30, 1997
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                   See next page [hand pointing right symbol]

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in the Fund compared to the Lehman Adjustable Rate Mortgage Index and the Cost of Living since 10/18/91. The data points for this chart are as follows:]

--------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------
                         COMPARED TO LEHMAN ADJUSTABLE
             RATE MORTGAGE INDEX (ARM)(4) AND THE COST OF LIVING(5)
                   OCTOBER 1991 (INCEPTION) THROUGH JUNE 1997

                                                                 COST OF
DATE          NAV(1)            POP(2)       LEHMAN ARM(4)       LIVING(5)
----          ------            ------       -------------       ---------
10/18/91     $10,000            $ 9,700        $10,000            $10,000
    6/92     $10,406            $10,094        $10,285            $10,204
    6/93     $10,919            $10,591        $10,956            $10,510
    6/94     $11,068            $10,735        $11,037            $10,771
    6/95     $11,728            $11,376        $11,959            $11,099
    6/96     $12,391            $12,019        $12,714            $11,404
    6/97     $13,191            $12,796        $13,643            $11,652

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------


                                            AVERAGE ANNUAL TOTAL RETURNS 6/30/97
--------------------------------------------------------------------------------
CLASS A (INCEPTION 10/18/91)     YTD         1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value1                3.09%         6.46%     4.86%       4.98%
With Max. Sales Charge2         2.12          5.46      4.64        4.79
Lehman ARM Index4               2.89          7.31      5.69        n/a
Lipper ARM Average6             3.17          6.51      3.08        4.52

--------------------------------------------------------------------------------
CLASS B (INCEPTION 9/13/93)      YTD         1 YEAR    3 YEARS  SINCE INCEPTION

Net Asset Value1                2.84%         5.67%     5.24%       4.06%
With CDSC3                     -2.16          0.67      4.33        3.36
Lehman ARM Index4               2.89          7.31      7.19        5.56
Lipper ARM Average6             3.17          6.51      3.22        2.36

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

  NOTES TO CHARTS

 1Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

 2With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 1% at the time of purchase of Class A shares.

 3With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

 4Lehman Adjustable Rate Mortgage Index (ARM) is an unmanaged index of adjustable rate mortgages of short to intermediate maturities. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 5Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

 6Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------


                                 Questions & Answers with Your Portfolio Manager
--------------------------------------------------------------------------------

Q. How did New England Adjustable Rate U.S. Government Fund perform over the last six months?

[Photo of Scott Nicholson]
Back Bay Advisors, L.P.

New England Adjustable Rate U.S. Government Fund turned in solid performance, providing investors with competitive returns for the liquid portion of their investment portfolios. The Fund's share price demonstrated a high degree of stability, fluctuating modestly between a high of $7.39 and a low of $7.36. For the six months ended June 30, 1997, your Fund's Class A shares generated a total return of 3.09%, based on net asset value. This figure reflects the reinvestment of $0.21 per share in income distributions paid during the year, and an increase in the Fund's share price to $7.38 on June 30, from $7.37 six months ago. By comparison, the Fund's benchmark -- the Lehman Adjustable Rate Mortgage Index -- produced an average return of 2.89%.

Q. What was the environment like for adjustable rate mortgage securities (ARMS)?

The environment was favorable throughout the period, as increased investor demand and modest supply of new securities combined to keep prices firm. Short-term interest rates ended the period slightly higher, but fluctuated within a fairly narrow band. Limited interest rate movements tend to reduce prepayment risk -- the risk that borrowers will prepay principal when homeowners refinance at lower interest rates -- and enhanced the Fund's price stability during the period.

In general, interest rates rose and bond prices fell through much of the period, fueled by investor concerns that economic strength would rekindle inflation. As a preemptive strike against inflation, the Federal Reserve Board raised the federal funds rate -- the rate at which banks lend to each other overnight -- by one-quarter percentage point to 5.50% in March 1997. Price pressures remained well contained, however, and investor concerns began to fade. Bond prices later rose -- as interest rates fell -- on signs of slower employment growth and consumer spending.

Q. What strategies did you use in managing the Fund?

We managed the Fund based on our outlook for interest rates and expectations for prepayment risk. As interest rates rose, we shortened the Fund's duration by reducing its holdings in ARMS and increasing its positions in U.S. Treasuries and cash. Expressed in years, duration measures a portfolio's sensitivity to interest rate changes -- a shorter duration enhanced the Fund's price stability by reducing the Fund's sensitivity to changes in interest rates. When it appeared interest rates would decline, we lengthened duration to improve total return by increasing the Fund's position in ARMS and reducing our cash position. As of June 30, 1997, 76.2% of the Fund was invested in ARMS.

As interest rates fell during the second quarter, we sought to reduce prepayment risk by investing in ARMS that were somewhat seasoned. Seasoned mortgages are those that have been in existence for some time, yet underlying mortgage holders have not prepaid principal despite past opportunities to refinance at lower rates.

We also invested in mortgage pools that were geographically diverse and offered, in our opinion, attractive relative value when tested against our prepayment expectations. These ARMS provided the highest credit quality -- and the Fund continues to carry Standard & Poor's* highest rating for mutual funds -- AAAf.

Q. What is your outlook for the Fund?

Our outlook is positive over the near term. We expect interest rates to move within a narrow range, which should enhance the Fund's price stability. Further, we look for supply/demand factors to benefit ARMS. Borrowers have favored fixed-rate mortgages over ARMS, reducing the new supply of ARMS. At the same time, the demand for ARMS, compared to Treasuries, has increased as investors stretch for yield. This combination should work to the Fund's advantage.

Further out, we are monitoring economic activity. While the economy appears to have cooled dramatically in the second quarter, we expect to see a rebound later this year. The extent of that rebound will likely be key to the direction of interest rates and the magnitude of any increase or decline in rates.


*Standard & Poor's is a nationally recognized independent rating service. The rating is not a recommendation to buy, sell or hold, nor does it guarantee the value of fund shares.

PORTFOLIO COMPOSITION

Investments as of June 30, 1997
(unaudited)

BONDS AND NOTES--93.2% OF TOTAL NET ASSETS

   FACE
  AMOUNT           DESCRIPTION                                                       VALUE (a)
-----------------------------------------------------------------------------------------------
                   GOVERNMENT AGENCIES (c)--77.5%
$  1,907,696       Federal Home Loan Mortgage Corp., 6.442%, 11/01/35 .......      $  1,937,504
   1,111,179       Federal Home Loan Mortgage Corp., 6.525%, 4/01/19, (d) ...         1,102,845
   3,471,288       Federal Home Loan Mortgage Corp., 6.748%, 3/01/25, (d) ...         3,564,579
   4,813,007       Federal Home Loan Mortgage Corp., 7.219%, 1/01/25 ........         4,888,210
   2,023,259       Federal Home Loan Mortgage Corp., 7.305%, 4/01/22, (d) ...         2,070,047
   5,229,645       Federal Home Loan Mortgage Corp., 7.405%, 1/01/20, (d) ...         5,360,386
   3,940,700       Federal Home Loan Mortgage Corp., 7.591%, 7/01/26, (d) ...         4,058,921
   3,221,695       Federal Home Loan Mortgage Corp., 7.659%, 3/01/22, (d) ...         3,336,468
   6,773,464       Federal Home Loan Mortgage Corp., 7.686%, 2/01/22 ........         7,010,535
   1,952,108       Federal Home Loan Mortgage Corp., 7.690%, 6/01/22, (d) ...         2,021,652
   1,463,174       Federal Home Loan Mortgage Corp., 7.721%, 6/01/22, (d) ...         1,515,299
   2,279,450       Federal Home Loan Mortgage Corp., 7.736%, 1/01/23, (d) ...         2,363,504
   1,423,021       Federal Home Loan Mortgage Corp., 7.750%, 10/01/21, (d) ..         1,467,490
   3,021,061       Federal Home Loan Mortgage Corp., 7.755%, 5/01/19, (d) ...         3,119,245
   2,594,330       Federal Home Loan Mortgage Corp., 7.766%, 4/01/23, (d) ...         2,696,482
   3,638,032       Federal Home Loan Mortgage Corp., 7.805%, 1/01/19, (d) ...         3,763,089
   1,354,163       Federal Home Loan Mortgage Corp., 7.840%, 6/01/22, (d) ...         1,407,483
   4,796,133       Federal Home Loan Mortgage Corp., 7.849%, 4/01/29, (d) ...         4,973,734
   5,269,122       Federal Home Loan Mortgage Corp., 7.865%, 4/01/25, (d) ...         5,486,474
   2,949,114       Federal Home Loan Mortgage Corp., 7.876%, 5/01/23, (d) ...         3,065,236
   3,222,095       Federal Home Loan Mortgage Corp., 7.881%, 12/01/22, (d) ..         3,346,951
   8,160,438       Federal Home Loan Mortgage Corp., 7.912%, with various
                     maturities to 7/01/25(d)  ..............................         8,470,541
   2,641,663       Federal Home Loan Mortgage Corp., 7.945%, 12/01/25 .......         2,712,657
   1,018,384       Federal Home Loan Mortgage Corp., 7.951%, 9/01/22, (d) ...         1,052,754
   3,602,455       Federal Home Loan Mortgage Corp., 7.984%, 10/01/23, (d) ..         3,746,553
   2,552,700       Federal Home Loan Mortgage Corp., 7.991%, 9/01/23, (d) ...         2,653,212
   3,706,376       Federal Home Loan Mortgage Corp., 7.996%, 5/01/23, (d) ...         3,856,947
     978,697       Federal Home Loan Mortgage Corp., 8.000%, 8/01/22, (d) ...         1,010,505
   2,587,984       Federal Home Loan Mortgage Corp., 8.125%, 8/01/24, (d) ...         2,683,415
   4,689,674       Federal Home Loan Mortgage Pc Guaranteed, 6.417%,
                     10/15/23, (d) ..........................................         4,672,463
     481,965       Federal National Mortgage Association, 5.780%,
                     9/01/23, (d) ...........................................           474,133
   1,125,267       Federal National Mortgage Association, 6.250%,
                     6/01/17, (d) ...........................................         1,113,311
   1,950,199       Federal National Mortgage Association, 6.322%,
                     7/01/19, (d) ...........................................         1,930,697
     530,684       Federal National Mortgage Association, 6.597%,
                     6/01/19, (d) ...........................................           530,352
   1,458,902       Federal National Mortgage Association, 6.706%,
                     1/01/20, (d) ...........................................         1,464,373
     322,292       Federal National Mortgage Association, 7.488%,
                     8/01/17, (d) ...........................................           331,558
     498,242       Federal National Mortgage Association, 7.540%,
                     5/01/20, (d) ...........................................           512,877
   3,237,648       Federal National Mortgage Association, 7.635%,
                     11/01/25, (d) ..........................................         3,324,659
   2,399,317       Federal National Mortgage Association, 7.654%,
                     4/01/23, (d) ...........................................         2,478,795
   1,247,687       Federal National Mortgage Association, 7.696%,
                     5/01/22, (d) ...........................................         1,293,695
   1,730,744       Federal National Mortgage Association, 7.725%,
                     7/01/23, (d) ...........................................         1,788,075
   4,347,778       Federal National Mortgage Association, 7.751%,
                     4/01/24, (d) ...........................................         4,513,537
   2,881,343       Federal National Mortgage Association, 7.759%,
                     11/01/20, (d) ..........................................         3,011,003
   4,211,348       Federal National Mortgage Association, 7.768%,
                     7/01/24, (d) ...........................................         4,358,745
   3,106,140       Federal National Mortgage Association, 7.788%,
                     5/01/25, (d) ...........................................         3,212,914
   1,254,691       Federal National Mortgage Association, 7.808%,
                     7/01/17, (d) ...........................................         1,300,957
   3,685,689       Federal National Mortgage Association, 7.843%,
                     9/01/25, (d) ...........................................         3,823,902
   3,843,145       Federal National Mortgage Association, 7.873%,
                     6/01/22, (d) ...........................................         3,999,273
   6,643,701       Federal National Mortgage Association, 7.875%,
                     10/01/18, (d) ..........................................         6,934,363
   2,553,168       Federal National Mortgage Association, 8.001%,
                     1/01/24, (d) ...........................................         2,660,082
  25,893,502       Government National Mortgage Association, 7.125%,
                     with various maturities to 7/20/23(d)  .................        26,491,729
                                                                                   ------------
                                                                                    174,964,211
                                                                                   ------------
                   U.S. GOVERNMENT--15.7%
   5,000,000       United States Treasury Note, 5.875%, 1/31/99 .............         4,989,650
   5,000,000       United States Treasury Note, 6.250%, 6/30/98 .............         5,023,700
  10,000,000       United States Treasury Note, 6.375%, 5/15/00 .............        10,031,300
  15,000,000       United States Treasury Note, 9.000%, 5/15/98 .............        15,403,200
                                                                                   -------------
                                                                                     35,447,850
                                                                                   -------------
                   Total Bonds and Notes (Identified Cost $210,420,796) .....       210,412,061
                                                                                   -------------
SHORT TERM INVESTMENTS--5.8%
------------------------------------------------------------------------------------------------------
  13,100,000       Repurchase agreement with Goldman Sachs Group L.P. dated
                       6/30/97 at 5.75% to be repurchased at $13,102,092 on 7/
                       01/97, collateralized by $10,125,000 U.S. Treasury Bond
                       9.875% due 11/15/15 valued at $13,370,063  .............        13,100,000
                                                                                   --------------
                   Total Short Term Investments (Identified
                       Cost $13,100,000) ......................................        13,100,000
                                                                                   --------------
                   Total Investments--99.0% (Identified
                       Cost $223,520,796) (b) .................................       223,512,061
                   Other assets less liabilities   ..........................         2,210,441
                                                                                   --------------
                   Total Net Assets--100% ...................................      $  225,722,502
                                                                                   ==============
(a)See Note 1a to the financial statements.
(b)Federal Tax Information: At June 30, 1997 the net unrealized depreciation on investments based on cost for federal income tax purposes of $223,520,796 was as follows:
   Aggregate gross unrealized appreciation for all investments in
   which there is an excess value over tax cost ................                   $    1,098,800
   Aggregate gross unrealized depreciation for all investments in
   which there is an excess of tax cost over value .............                       (1,107,535)
                                                                                   ---------------
   Net unrealized depreciation ...................................                 $       (8,735)
                                                                                   ==============
             As of December 31, 1996 the fund has a net tax basis capital loss carryforward as follows:

               Expiring December 31, 2002 ....................................     $  5,625,994
                        December 31, 2003 ....................................     $  6,075,626
                        December 31, 2004 ....................................     $  2,134,629

(c)The Fund's investments in mortgage backed securities of the Government National Mortgage Association, Federal Home Loan Bank and Federal National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of these issues which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(d)Variable rate mortgage backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at June 30, 1997.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

June 30, 1997
(unaudited)

ASSETS

  Investments at value ................................           $223,512,061
  Cash ................................................                 82,184
  Receivable for:
  Fund shares sold ....................................                181,223
  Securities sold .....................................                  4,293
  Accrued interest ....................................              3,172,599
  Prepaid registration expense ........................                  7,000
                                                                  ------------
                                                                   226,959,360
LIABILITES

  Payable for:
    Fund shares redeemed .............................. $527,969
    Dividends declared ................................  507,267
  Accrued expenses:
    Management fees ...................................  141,055
    Deferred trustees' fees ...........................    8,313
    Accounting and administrative .....................    3,907
    Other expenses ....................................   48,347
                                                        --------
                                                                     1,236,858
                                                                  ------------
NET ASSETS ............................................           $225,722,502
                                                                  ============
  Net Assets consist of:
    Capital paid in ...................................           $239,949,570
    Undistributed net investment income ...............                696,547
    Accumulated net realized losses ...................            (14,914,880)
    Unrealized depreciation on investments ............                 (8,735)
                                                                  ------------
NET ASSETS ............................................           $225,722,502
                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($222,952,593 divided by 30,207,278 shares
   of beneficial interest) ............................                  $7.38
                                                                         =====
Offering price per share (100/99 of $7.38)                               $7.45*
                                                                         =====
Net asset value and offering price of
Class B shares ($2,769,909 divided by
375,407 shares of beneficial interest) ................                  $7.38**
                                                                         =====
Identified cost of investments ........................           $223,520,796
                                                                  ============

 *Based upon single purchases of less than $1,000,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1997
(unaudited)

INVESTMENT INCOME
  Interest ...................................................                           $7,729,531
                                                                                         ----------
  Expenses
    Management fees ..........................................      $  598,135
    Service fees - Class A ...................................         270,247
    Service and distribution fees - Class B ..................          14,040
    Trustees' fees and expenses ..............................          11,082
    Accounting and administrative ............................          24,636
    Custodian ................................................          51,699
    Transfer agent ...........................................          71,175
    Audit and tax services ...................................          12,750
    Legal ....................................................           9,956
    Printing .................................................          14,503
    Registration .............................................          17,339
    Miscellaneous ............................................           3,939
                                                                    ----------
  Total expenses .............................................       1,099,501
  Less expenses waived by the investment adviser and
    subadviser ...............................................        (322,544)             776,957
                                                                    ----------           ----------
  Net investment income ......................................                            6,952,574

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized loss on Investments - net .........................        (868,196)
  Unrealized appreciation on Investments - net ...............         654,708
                                                                    ----------
  Net loss on investment transactions ........................                             (213,488)
                                                                                         ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...................                           $6,739,086
                                                                                         ==========
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
(unaudited)

                                                                                      SIX MONTHS
                                                               YEAR ENDED                ENDED
                                                              DECEMBER 31,              JUNE 30,
                                                                  1996                    1997
                                                            ----------------       ----------------
FROM OPERATIONS
  Net investment income ..................................      $ 18,670,885           $  6,952,574
  Net realized loss on investments .......................        (3,076,747)              (868,196)
  Unrealized appreciation on investments .................           568,620                654,708
                                                                ------------           ------------
  Increase in net assets from operations .................        16,162,758              6,739,086
                                                                ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income

    Class A ..............................................       (16,446,055)            (6,213,056)
    Class B ..............................................          (127,062)               (70,202)
                                                                ------------           ------------
                                                                 (16,573,117)            (6,283,258)
                                                                ------------           ------------
  Decrease in net assets derived from capital share
    transactions .........................................      (107,440,637)              (362,728)
                                                                ------------           ------------
  Total increase (decrease) in net assets ................      (107,850,996)                93,100

NET ASSETS
  Beginning of the period ................................       333,480,398            225,629,402
                                                                ------------           ------------
  End of the period ......................................      $225,629,402           $225,722,502
                                                                ============           ============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
 NET INVESTMENT INCOME
  Beginning of the period ................................      $   (204,379)          $     27,231
                                                                ============           ============

  End of the period ......................................      $     27,231           $    696,547
                                                                ============           ============

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(unaudited)

                                                                     CLASS A
                           -------------------------------------------------------------------------------------------
                                                                                                           SIX MONTHS
                                                      YEAR ENDED DECEMBER 31,                                 ENDED
                           -----------------------------------------------------------------------           JUNE 30,
                               1992           1993           1994           1995           1996               1997
                               ----           ----           ----           ----           ----             ----------
Net Asset Value,
  Beginning of Period ..         $7.50          $7.46          $7.45          $7.20          $7.37            $7.37
                                 -----          -----          -----          -----          -----            -----
Income From Investment
  Operations
Net Investment Income ..          0.42           0.33           0.37           0.47           0.43             0.24
Net Realized and
  Unrealized Gain (Loss)
  on Investments .......         (0.06)         (0.03)         (0.31)          0.14          (0.01)           (0.02)
                                 -----          -----          -----          -----          -----            -----
Total From Investment
  Operations ...........          0.36           0.30           0.06           0.61           0.42             0.22
                                 -----          -----          -----          -----          -----            -----
Less Distributions
Distributions From Net
  Investment
  Income ...............         (0.40)         (0.31)         (0.31)         (0.44)         (0.42)           (0.21)
                                 -----          -----          -----          -----          -----            -----
Total Distributions ....         (0.40)         (0.31)         (0.31)         (0.44)         (0.42)           (0.21)
                                 -----          -----          -----          -----          -----            -----
Net Asset Value, End of
  Period ...............         $7.46          $7.45          $7.20          $7.37          $7.37            $7.38
                                 =====          =====          =====          =====          =====            =====

Total Return (%) (c) ...           4.9            4.0            0.8            8.6            5.8              3.1
Ratio of Operating
  Expenses to Average
  Net Assets (%) (a) ...          0.57           0.60           0.60           0.66           0.70             0.70(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ...........          5.39           4.39           4.85           6.29           6.39             6.36(b)
Portfolio Turnover Rate
  (%) ..................            49             54             17             73             54               56(b)
Net Assets, End of Year
  (000) ................      $294,687       $734,251       $489,637       $331,112       $222,809         $222,953

(a) Commencing June 1, 1995 expenses were voluntarily limited to 0.70% of Class A average net assets. From May 1, 1995 through June 1, 1995 expenses were voluntarily limited to 0.65% of Class A average net assets. See Note 4. The ratio of operating expenses to average net assets without giving effect to this expense limitation would have been 0.89% for the year ended December 31, 1995, 0.94% for the year ended December 31, 1996 and 0.99% for the six months ended June 30, 1997. From April 1, 1992 through May 1, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets. The ratio of operating expenses to average net assets without giving effect to this expense limitation would have been 0.96%, 0.86% and 0.88% for the years ended December 31, 1992, 1993 and 1994, respectively.
(b) Computed on an annualized basis.
(c) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

(unaudited)

                                                                          CLASS B
                                    -----------------------------------------------------------------------------------
                                       SEPTEMBER 13 (a)
                                           THROUGH                                                          SIX MONTHS
                                         DECEMBER 31,                YEAR ENDED DECEMBER 31,                   ENDED
                                    -----------------------  ----------------------------------------        JUNE 30,
                                              1993                1994           1995          1996            1997
                                             ------              ------         ------        ------          -----
Net Asset Value, Beginning of Period ..       $7.52                $7.45         $7.20         $7.37          $7.36
                                              -----                -----         -----         -----          -----
Income From Investment Operations
Net Investment Income .................        0.08                 0.29          0.41          0.37           0.23
Net Realized and Unrealized Gain
  (Loss) on Investments ...............       (0.08)               (0.29)         0.14         (0.02)         (0.02)
                                              -----                -----         -----         -----          -----
Total From Investment Operations ......        0.00                 0.00          0.55          0.35           0.21
                                              -----                -----         -----         -----          -----
Less Distributions
Distributions From Net Investment
  Income ..............................       (0.07)               (0.25)        (0.38)        (0.36)         (0.19)
                                              -----                -----         -----         -----          -----
Total Distributions ...................       (0.07)               (0.25)        (0.38)        (0.36)         (0.19)
                                              -----                -----         -----         -----          -----
Net Asset Value, End of Period ........       $7.45                $7.20         $7.37         $7.36          $7.38
                                              =====                =====         =====         =====          =====

Total Return (%) (d) ..................         0.0                  0.1           7.8           4.9            2.8
Ratio of Operating Expenses to
  Average Net Assets (%) (b) ..........        1.35(c)              1.35          1.41          1.45           1.45(c)
Ratio of Net Investment Income to
  Average Net Assets (%) ..............        3.50(c)              4.10          5.54          5.64           5.61(c)
Portfolio Turnover Rate (%) ...........          54(c)                17            73            54             56(c)
Net Assets, End of Period (000) .......        $855               $2,056        $2,368        $2,821         $2,770

(a) Commencement of operations.
(b) Commencing June 1, 1995 expenses were voluntarily limited to 1.45% of Class B average net assets. From May 1, 1995 through June 1, 1995 expenses were voluntarily limited to 1.40% of Class B average net assets. See Note 4. The ratio of operating expenses to average net assets without giving effect to this expense limitation would have been 1.65% for the year ended December 31, 1995 and 1.69% for the year ended December 31, 1996, and 1.74% for the six months ended June 30, 1997. September 13, 1993 through May 1, 1995 expenses were voluntarily limited to 1.35% of Class B average net assets. The ratio of operating expenses for Class B shares would have been 1.61% for the period ended December 31, 1993, and 1.63% for the year ended December 31, 1994.
(c) Computed on an annualized basis.
(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1997
(unaudited)

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class B shares on September 13, 1993. Class A shares are sold with a maximum front end sales charge of 1.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

A. SECURITY VALUATION. The Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), under the supervision of the Fund's trustees, determines the value of the Fund's portfolio of securities, using valuations provided by a pricing service selected by Back Bay Advisors and other information with respect to transactions in securities, including quotations from securities dealers. Valuations of securities and other assets owned by the Fund for which market quotations are readily available are based on those quotations. Short-term obligations that will mature in 60 days or less are stated at amortized cost, which, when combined with accrued interest or discount earned, approximates market value. All other securities and assets are valued at their fair value as determined in good faith by Back Bay Advisors under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Back Bay Advisors is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASE AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the six months ended June 30, 1997 were as follows:

            PURCHASES                        SALES
            ---------                        -----
         U.S. GOVERNMENT                U.S. GOVERNMENT
         ---------------                ---------------
           $57,949,649                    $67,502,977

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.55% of the first $200 million of the Fund's average daily net assets, 0.51% of the next $300 million and 0.47% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors at the rate of 0.275% of the first $200 million of the Fund's average daily net assets, 0.255% of the next $300 million and 0.235% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the six months ended June 30, 1997 are as follows:

      FEES EARNED(a)
      --------------
         $299,068            New England Funds Management, L.P.
         $299,067            Back Bay Advisors, L.P.

(a) Before reduction pursuant to voluntary expense limitations. See Note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the six months ended June 30, 1997 these expenses amounted to $24,636 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION EXPENSE. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997, the Fund paid New England Funds $270,247 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1997 is $1,929,283.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1997, the Fund paid New England Funds $3,510 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the six months ended June 30, 1997, the Fund paid New England Funds $10,530 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1997 amounted to $39,242.

D. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the six months ended June 30, 1997, the Fund paid New England Funds $51,163 as compensation for its services in that capacity.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

           Annual Retainer                         $2,116
           Meeting Fee                             $114/meeting
           Committee Meeting Fee                   $68/meeting
           Committee Chairman Retainer             $95/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Commencing June 1, 1995 and until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and, 1.45% of Class B average daily net assets. From May 1, 1995 through June 1, 1995 expenses were voluntarily limited to 0.65% of Class A average net assets and 1.40% of Class B average net assets. From April 1, 1992 through May 1, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets and 1.35% of Class B average net assets. Prior to April 1, 1992 the Fund's expenses were subject to a 0.50% voluntary expense limitation agreed to by both Back Bay Advisors and New England Funds. As a result of the Fund's expenses exceeding the applicable voluntary expense limitation during the six months ended June 30, 1997, Back Bay Advisors reduced its management fee of $299,068 by $161,272 and NEFM reduced its management fee of $299,067 by $161,272.

5. CAPITAL SHARES. At June 30, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into Two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                                 YEAR ENDED                        SIX MONTHS ENDED
                                             DECEMBER 31, 1996                      JUNE 30, 1997
                                    ------------------------------------  ----------------------------------
CLASS A                                  SHARES             AMOUNT            SHARES            AMOUNT
-------                             ---------------   -----------------   --------------   ----------------
Shares sold ......................       9,423,564       $  69,389,156        5,304,767      $  39,093,767
Shares issued in connection
  with the reinvestment of:
   Distributions from net
     investment income ...........        1,009,552           7,430,124          434,573          3,203,637
                                        -----------      --------------       ----------     --------------
                                         10,433,116          76,819,280        5,739,340         42,297,404
Shares repurchased ...............      (25,080,230)       (184,716,449)      (5,783,853)       (42,610,921)
                                        -----------      --------------       ----------     --------------
Net decrease .....................      (14,647,114)       (107,897,169)         (44,513)          (313,517)
                                        -----------      --------------       ----------     --------------

                                                 YEAR ENDED                        SIX MONTHS ENDED
                                             DECEMBER 31, 1996                      JUNE 30, 1997
                                    ------------------------------------  ----------------------------------
CLASS B                                    SHARES             AMOUNT            SHARES            AMOUNT
-------                                  ----------       -------------       ----------        -----------
Shares sold ......................          157,929       $   1,162,842           45,636        $   343,770
Shares issued in connection
  with the reinvestment of:
  Distributions from net
    investment income ............           14,541             107,004            8,576             63,180
                                        -----------       -------------          -------        -----------
                                            172,470           1,269,846           54,212            406,950
Shares repurchased ...............         (110,554)           (813,314)         (61,910)          (456,161)
                                        -----------       -------------          -------        -----------
Net increase (decrease) ..........           61,916             456,532           (7,698)           (49,211)
                                        -----------       -------------          -------        -----------
Decrease derived from capital
  shares transactions ............      (14,585,198)      $(107,440,637)         (52,211)       $  (362,728)
                                        ===========       =============          =======        ===========

                         NEW ENGLAND HIGH INCOME FUND
                        SUPPLEMENT DATED JULY 28, 1997
           TO NEW ENGLAND BOND FUNDS CLASSES A, B AND C PROSPECTUS
               DATED MAY 1, 1997 (AS SUPPLEMENTED MAY 28, 1997)

ON PAGE 17 UNDER THE SECTION ENTITLED "HIGH INCOME FUND", THE FIRST SENTENCE OF THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

The High Income Fund under normal market conditions will invest at least 65% of its total assets in fixed-income securities which are rated BBB or lower by S&P or Baa or lower by Moody's or unrated but are of comparable quality to securities that are so rated.

IN THIS SAME SECTION, THE FOURTH PARAGRAPH IS REVISED TO READ AS FOLLOWS:

High Income Fund expects that under normal market conditions at least 80% of the value of its total assets will be invested in fixed-income securities of U.S. corporations, including preferred stock and convertible securities, and U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. To achieve its basic investment objective, the Fund from time to time also may invest up to 20% of the value of its total assets in common stocks and up to 20% of the value of its total assets in non-U.S. dollar-denominated fixed-income securities issued by foreign governments or by companies organized in foreign countries. However, investments in both of these types of securities on a combined basis generally will not exceed 20% of the value of the Fund's assets. See "Investment Risks -- Foreign Securities" below.

--------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                  STOCK FUNDS

                              Star Small Cap Fund
                                  Growth Fund
                               Star Advisers Fund
                              Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                             -- Money Market Series
                            -- U.S. Government Series
                          Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

                 This material is authorized for distribution to
                  prospective investors when it is preceded or
               accompanied by the Fund's current prospectus, which
                contains information about distribution charges,
                     management and other items of interest.
                          Investors are advised to read
                   the prospectus carefully before investing.

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                              ----------------------
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---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------

                  AR58-0697

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